UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 1.01	Entry into a Material Definitive Agreement.

 Investment in Energica Motor Company S.P.A

On March 3, 2021, Ideanomics, Inc. (“Ideanomics”) entered into an Investment Agreement (the “Investment Agreement”) with Energica Motor Company S.P.A (“Energica”) pursuant to which Ideanomics invested Euro 10,909,091 for 6,128,703 ordinary shares (the “Shares”) of Energica at a subscription price of Euro 1.78 for each ordinary share. Pursuant to the purchase of the Shares Ideanomics will hold at least 20.0% of Energica’s share capital. Energica will invite a representative of Ideanomics to attend meetings of Energica’s board of directors. From the date hereof through September 30, 2021 Ideanomics shall have the right to participate in any equity financing by Energica. Ideanomics will not be able to sell any of the Shares for a period of 90 days. Energica is the world's leading manufacturer of high performance electric motorcycles and the sole manufacturer of the FIM Enel MotoE™ World Cup. Energica motorcycles are currently on sale through the official network of dealers and importers.

Energica issued a Press Release on March 4, 2021 announcing the Investment Agreement, a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-k and is incorporated by reference herein.

The foregoing description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Description
10.1	Investment Agreement between the Company and Energica Motor Company, dated March 3, 2021
99.1	Press Release of Energica Motor Company, dated March 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: March 4, 2021	By:	/s/ Alfred Poor
	Name:	Alfred Poor
	Title:	Chief Executive Officer